BAR HARBOR BANKSHARES
AND SUBSIDIARIES
EQUITY INCENTIVE PLAN of 2009

          Section 1 Purpose. The purpose of this 2009 Equity Incentive Plan (the "Plan"), of Bar Harbor Bankshares and Subsidiaries (the "Company"), is to advance the interests of the Company and its stockholders by enhancing the Company’s ability to attract, retain and motivate certain persons who make (or are expected to make) important contributions to the Company by providing such persons with an opportunity to benefit from the increases in value of the stock of the Company through the grant of certain Stock Awards and Stock Appreciation Rights, as defined herein, and thereby better aligning the interests of such persons with those of the Company’s stockholders.

          Section 2 Definitions.

          "Affiliate" means an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Committee.

          "Board" means the Board of Directors of the Company.

          "Cause" means a conviction by a court of competent jurisdiction of a felony involving dishonesty or fraud on the part of the Participant in his/her relationship with the Company or an Affiliate.

          "Change in Control" means the occurrence of any one of the following events:

     (a) Any person, including a group (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, other than as a result of an issuance of securities initiated by the Company in the ordinary course of its business; or

     (b) The Company is party to a Business Combination (as hereinafter defined) unless, following consummation of the Business Combination, more than fifty percent (50%) of the outstanding voting securities of the resulting entity are beneficially owned, directly or indirectly, by the holders of the Company’s outstanding voting securities immediately prior to the Business Combination in substantially the same proportions as those existing immediately prior to the Business Combination.

          For purposes of this Plan, a Business Combination means any cash tender or exchange offer, merger or other business combination, sale of stock, or sale of all or substantially all of the assets, or any combination of the foregoing transactions.

          For purposes of this Plan, a Change in Control shall exclude any internal corporate change, reorganization or other such event, which occurred prior to or may occur following the date of this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee of the Board described in Section 3.1 of the Plan.

          "Continuous Service" means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in capacity in which the Participant renders services to the Company or an Affiliate. The Committee, in its sole discretion, may determine whether continuous service shall be considered interrupted in the case of any approved leave of absence including sick leave, military leave, or any other personal leave.

          "Covered Employee" means a covered employee as defined in Section 162(m)(3) of the Code.

          "Director" means a non-Employee member of the Board..

          "Disability" shall mean a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate.

          "Employee" means any person employed by the Company or any Affiliate. Mere service as a Director shall not constitute employment for purposes of the Plan.

          "Exchange" means any national securities exchange or automated quotation system on which the Stock may from time to time be listed, quoted or traded.

          "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing price of a Share of Stock of the Company on the Exchange on which Shares of Stock are then trading, if any (or as reported on any composite index which includes such principal Exchange), on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred, or (ii) if Stock of the Company is not publicly traded on an Exchange, the value of the Stock of the Company as determined by the Committee in good faith on the basis of objective criteria.

          "Good Reason shall mean one or more of the following events arising without the consent of the Participant:

     (a) a material diminution in the Participant’s annual base salary;

     (b) a material diminution in the Participant’s authority, duties or responsibilities;

     (c) a requirement that the Participant report to a corporate officer or employee instead of reporting directly to the board of directors of the Company;

     (d) a material diminution in the budget over which the Participant retains authority;

     (e) a material change in the geographic location at which the Participant must perform his services; or

     (f) any other action or inaction that constitutes a material breach by the Company of any agreement under which the Participant provides services.

          In order for a separation from service to occur for Good Reason, the separation from service must occur within two years following the initial existence of the event constituting Good Reason. Further, the Participant must provide notice to the Company no later than ninety (90) days after the date of the initial occurrence of the condition or conditions alleged to give rise to Good Reason. In addition, the Participant must provide the Company a period of at least thirty (30) days during which the Company can remedy the condition or conditions alleged to give rise to Good Reason.

          "Grant Date" means the date a Stock Award or Stock Appreciation Right is granted by the Committee.

          "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

          "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an Option.

          "Participant" means a person to whom a Stock Award or Stock Appreciation Right is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award or Stock Appreciation Right.

          "Restricted Stock" means Stock granted to a Participant under Section 7.1 of the Plan.

          "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock grant evidencing the terms and conditions of an individual Restricted Stock grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          "Restricted Stock Unit" means a unit granted under Section 7.4 of the Plan which represents the right to receive one hypothetical Share of Stock.

          "Restricted Stock Unit Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit grant evidencing the terms and conditions of an individual Restricted Stock Unit grant. Each Restricted Stock Unit Agreement shall be subject to the terms and conditions of the Plan.

          "Shares" means shares of Stock. If there has been an adjustment or substitution pursuant to Section 11 of the Plan, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 11 of the Plan.

          "Stock" means the common stock of the Company, par value $2.00, and such other securities of the Company as may be substituted for Stock pursuant to Section 11 of the Plan.

          "Stock Appreciation Right" shall mean a right to receive cash or Stock.

          "Stock Award" means an Option, a Restricted Stock Unit, and a right to acquire Restricted Stock.

          "Stock Award Agreement" means a Restricted Stock Award Agreement and a Restricted Stock Unit Agreement.

          "1933 Act" means the Securities Act of 1933, as amended from time to time.

          "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

          Section 3 Administration of the Plan.

          3.1 Administration Generally. The Plan shall be administered by a Committee appointed by the Board or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Stock Awards and/or Stock Appreciation Rights that are made to eligible Participants who, at the time of consideration for such Stock Award and/or Stock Appreciation Right, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Stock Award and/or Stock Appreciation Right. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 3.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

          3.2 Action and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Stock Awards and/or Stock Appreciation Rights granted under the Plan, any agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

          3.3 Authority of Committee. Except as provided below, the Committee has the exclusive power, authority and discretion to:

     (a) Determine which of the persons eligible under the Plan shall be granted Stock Awards and/or Stock Appreciation Rights; how and when each Stock Award and/or Stock Appreciation Right shall be granted; what type or combination of types of Stock Awards and/or Stock Appreciation Rights shall be granted; the provisions of each Stock Award and/or Stock Appreciation Right granted (which need not be identical), including the time or times when a person shall be permitted to receive Company Stock pursuant to a Stock Award or cash or Stock pursuant to a Stock Appreciation Right; and the number of Shares of Stock with respect to which a Stock Award shall be granted to each person;

     (b) Construe and interpret the Plan and the Stock Awards and/or Stock Appreciation Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement or Stock Appreciation Right agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

     (c) Amend the Plan or a Stock Award or a Stock Appreciation Right as provided in Section 12;

     (d) Terminate or suspend the Plan as provided in Section 13; and

     (e) Exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          3.4 Award Agreements. Each Stock Award shall be evidenced by an agreement. Each agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          Section 4 Shares Subject to the Plan. Subject to the provisions in Section 11 relating to adjustments upon changes in the Stock of the Company, the Stock of the Company that may be issued pursuant to Stock Awards and Stock Appreciation Rights shall not exceed in the aggregate 175,000 Shares of Stock, of which no more than 75,000 Shares of Stock can be awarded as Restricted Stock and/or Restricted Stock Units. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Shares of Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. The maximum number of Shares of Stock that can be granted to an Employee or a Director during a calendar year is 20,000.

          Section 5 Eligibility for Specific Stock Awards. Incentive Stock Options may only be granted to Employees of the Company or an Affiliate. Stock Awards other than Incentive Stock Options may be granted to Employees and Directors.

          Section 6 Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the Grant Date, and, if certificates are issued, a separate certificate or certificates will be issued for the Shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Exercise Price of an Incentive Stock Option. The exercise price of each Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock subject to the Option on the Option Grant Date.

     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value of the Shares of Stock subject to the Option on the Grant Date.

     (d) Consideration. The purchase price of the Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option), by delivery to the Board of other Stock of the Company, or according to a deferred payment arrangement with the Optionholder, which arrangement shall charge an adequate rate of interest based on the applicable federal rate.

     (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the forgoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Committee, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option

     (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the forgoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (g) Vesting Generally. The total number of Shares subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section are subject to any Option provisions governing the minimum number of Shares of Stock as to which an Option may be exercised.

     (h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent such Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent such Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date twelve (12) months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (j) Death of Optionholder. In the event (a) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (b) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6, but only within the period ending on the earlier of (a) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

          Section 7 Provisions of Stock Awards Other Than Options.

          7.1 Restricted Stock Award Agreements. Each Restricted Stock Award Agreement shall contain such terms and conditions as the Board shall deem appropriate (including, but not limited to, whether the Participant has the right to vote the Restricted Stock). The terms and conditions of the Restricted Stock Award Agreement may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

     (a) Shares of Stock granted under the Restricted Stock Award Agreement shall be subject to a vesting schedule to be determined by the Board.

     (b) In the event a Participant’s Continuous Service terminates before the Shares of Stock granted under the Restricted Stock Award Agreement vest, the unvested shares shall be forfeited by the Participant without consideration.

     (c) The Participant may not transfer Shares of Stock granted prior to the vesting date.

     (d) The Participant has no right to receive dividends on the Restricted Stock prior to the vesting date.

          7.2 Delivery of Restricted Stock. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a Stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such Shares. Each such Stock certificate shall bear the following legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Bar Harbor Bankshares Equity Incentive Plan of 2009 and agreement entered into between the registered owner of such shares and Bar Harbor Bankshares or its Affiliates. A copy of the Plan and agreement are on file in the office of the Clerk of Bar Harbor Bankshares."

     Such legend shall not be removed until the Participant’s Shares vest pursuant to the terms of the Plan and agreement. Each certificate issued pursuant to this Section 7.2, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

          7.3 Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to Participants. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

     (a) No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the Grant Date.

     (b) A Participant shall exercise Stock Appreciation Rights, if at all, by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights.

     (c) Each Stock Appreciation Right shall entitle a Participant to the following amount of appreciation — the excess of the Fair Market Value of a Share of Stock on the exercise date over the Fair Market Value of a Share of Stock on the Grant Date. The total appreciation available to a Participant from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per Stock Appreciation Right determined under the preceding sentence.

     (d) In the discretion of the Committee, the total appreciation available to a Participant from an exercise of Stock Appreciation Rights may be paid to the Participant in the discretion of the Committee in Stock, in cash, with a Company note, or any combination of the foregoing. If paid in cash or with a Company note, the amount thereof shall be the amount of appreciation determined under Section 7.3(c), above. If paid in Stock, the number of Shares of Stock that shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by dividing the amount of appreciation determined under Section 7.3(c), above, by the Fair Market Value of a Share of Stock on the exercise date of the Stock Appreciation Rights; provided, however, that no fractional shares shall be issued upon the exercise of Stock Appreciation Rights, unless otherwise approved by the Committee.

     (e) Adjustment to the number of Shares in the Plan and the price per Share pursuant to Section 11 below shall also be made to any Stock Appreciation Rights held by each Participant. Any termination, amendment, or revision of the Plan pursuant to Section 12 below shall be deemed a termination, amendment, or revision of Stock Appreciation Rights to the same extent.

     (f) A Stock Appreciation Right shall be transferable to the extent provided in the agreement. If the Stock Appreciation Right does not provide for transferability, then the Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the forgoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Stock Appreciation Right.

     (g) The total number Stock Appreciation Rights may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary.

     (h) In the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Rights (to the extent such Participant was entitled to exercise such Stock Appreciation Rights as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Participant’s Continuous Service, or (b) the expiration of the term of the Stock Appreciation Rights as set forth in the agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Rights within the time specified in the agreement, the Stock Appreciation Rights shall terminate.

     (i) In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Rights (to the extent such Participant was entitled to exercise such Stock Appreciation Rights as of the date of termination) but only within such period of time ending on the earlier of (a) the date twelve (12) months following the termination of the Participant’s Continuous Service, or (b) the expiration of the term of the Stock Appreciation Rights as set forth in the agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Rights within the time specified in the agreement, the Stock Appreciation Rights shall terminate.

     (j) In the event (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Rights may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Rights as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or by a person designated to exercise the Stock Appreciation Rights upon the death of the Participant pursuant to Section 7.3, but only within the period ending on the earlier of (a) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the agreement), or (b) the expiration of the term of such Stock Appreciation Rights as set forth in the agreement. If, after death, the option is not exercised within the time specified herein, the Stock Appreciation Rights shall terminate.

          7.4 Restricted Stock Unit Agreements. Each Restricted Stock Unit Agreement shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Unit Agreement may change from time to time, and the terms and conditions of separate Restricted Stock Unit Agreements need not be identical, but each Restricted Stock Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

     (a) Restricted Stock Units granted under the Restricted Stock Unit Agreement shall be subject to a vesting schedule to be determined by the Board.

     (b) In the event a Participant’s Continuous Service terminates before the Restricted Stock Units granted under the Restricted Stock Unit Agreement vest, the unvested units shall be forfeited by the Participant without consideration.

     (c) The Participant may not transfer Restricted Stock Units granted prior to the vesting date.

     (d) Upon vesting, the Shares of Stock covered by the Restricted Stock Units will be transferred to the Participant as soon as administratively feasible but in no event later than 2 1/2 months following the close of the year during which the units vest in accordance with Section 409A of the Code.

          Section 8 Covenants of the Company. During the term of the Stock Awards, the Company shall keep available at all times the number of Shares of Stock required to satisfy such Stock Awards.

          Section 9 Use of Proceeds from Stock. Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

          Section 10 Miscellaneous.

          10.1 Stockholder Rights. Unless otherwise provided in a Restricted Stock Award Agreement or Restricted Stock Purchase Agreement, no Participant shall be deemed to be the holder of, or to have any rights of a holder with respect to, any Shares of Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms as determined by the Committee.

          10.2 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award or Stock Appreciation Right granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Stock Award or Stock Appreciation Right was granted or shall affect the right of the Company to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Director pursuant to the bylaws of the Company and applicable provisions of the Maine Business Corporation Act, as amended from time to time.

          10.3 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          10.4 Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement or Stock Appreciation Right agreement, the Participant may, in the discretion of the Committee, satisfy any federal, state, or local tax withholding obligation relating to the exercise or acquisition of Stock under a Stock Award or the exercise or acquisition of cash and/or Stock under a Stock Appreciation Right by any one of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold cash from the cash otherwise payable to the Participant as a result of the exercise of a Stock Appreciation Right, or (iii) delivering to the Company owned and unencumbered Shares of Stock.

          Section 11 Adjustments Upon Changes in Stock.

          11.1 Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the maximum number of Shares subject to the Plan pursuant to Section 4, and the outstanding Stock Awards will be appropriately adjusted in the number of Shares and price per Share of Stock subject to such outstanding Stock Awards. The Committee shall make such adjustments, and its determination shall be final, binding and conclusive.

          11.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, other than a Change in Control, then all outstanding Stock Awards and Stock Appreciation Rights shall terminate immediately prior to the completion of such liquidation or dissolution.

          11.3 Other Transactions. In the event of a Change in Control or a merger, consolidation or similar transaction where the Company is the surviving corporation but the shares of the Company are converted or exchanged into other property by virtue of the transaction (each of the foregoing referred to as a "Transaction"), any surviving corporation or acquiring corporation shall assume any and all Stock Awards and Stock Appreciation Rights outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan and similar stock appreciation rights for Stock Appreciation Rights under the Plan (it being understood that similar stock awards and stock appreciation rights include awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Transaction). In the event the Company separates the Participant’s service other than as a result of Disability and other than for Cause, or the Participant separates his/her service for Good Reason; and the Participant’s separation from service occurs in anticipation of or after a Change in Control, the vesting of Stock Awards and Stock Appreciation Rights (and, if applicable, the time during which Stock Awards and Stock Appreciation Rights may be exercised) shall be accelerated in full to a date prior to the consummation of the Change In Control as the Committee shall determine (or, if the Committee shall not determine such a date, to the date that is five (5) days prior to the consummation of the Change in Control). The Participant’s separation from service shall be deemed to be in anticipation of a Change in Control if it occurs within the twelve (12) month period prior to the occurrence of the Change in Control.

          Section 12 Amendment of the Plan and Stock Awards and Stock Appreciation Rights.

          12.1 Amendment of the Plan. The Committee at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code or applicable stock exchange listing requirements.

          12.2 Stockholder Approval. The Committee may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

          12.3 Contemplated Amendments. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          12.4 No Impairment of Rights. Rights under any Stock Award and Stock Appreciation Right granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

          12.5 Amendment of Stock Awards and Stock Appreciation Rights. The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards and/or Stock Appreciation Rights, provided, however, that the rights under any Stock Award and/or Stock Appreciation Right shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options and/or Stock Appreciation Rights may not be amended to reduce the exercise price of outstanding Options and/or Stock Appreciation Rights or cancel outstanding Options and/or Stock Appreciation Rights in exchange for cash, other awards or Options and/or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options and/or Stock Appreciation Rights without stockholder approval.

          Section 13 Termination or Suspension of the Plan. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards or Stock Appreciation rights may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award or Stock Appreciation Right granted while the Plan is in effect except with the written consent of the Participant.

          Section 14 Effective Date of the Plan. The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus or Stock Appreciation Right, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

          Section 15 Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

          Section 16 Government and Other Regulations.

     (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

     (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by a Stock Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Stock Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to a Stock Award or Stock Appreciation Right shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

          Section17 Indemnification. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          Section 18 No Limitations on Company Rights. The grant of any Stock Award or Stock Appreciation Right shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Stock Awards or Stock Appreciation Rights, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of a Stock Award or Stock Appreciation Right granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

          Section 19 Choice of Law. The laws of the State of Maine shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to conflicts of laws rules.

          Section 20 Section 409A Compliance. This Plan is intended to comply with the provisions of Section 409A of the Code.

          THIS PLAN is adopted by action of the Board of Directors at a meeting held on March 17, 2009.

/s/ Marsha C. Sawyer Corporate Clerk